UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016

CACI International Inc

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31400	54-1345888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 N. Glebe Road Arlington, Virginia		22201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 841-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 29, 2016, CACI International Inc and certain of its subsidiaries (“CACI”) entered into an eighth amendment (the “Eighth Amendment”) to its Credit Agreement (as amended, restated and modified from time to time prior to the date hereof, the “Credit Agreement”), dated as of October 21, 2010, with the lenders named therein and Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer.

The Eighth Amendment amends the Credit Agreement to allow for the acquisition of L-3 National Security Solutions, Inc. and L-3 Data Tactics, Inc. (together, “NSS”), pursuant to the terms of the Stock Purchase Agreement (the “Purchase Agreement”), dated December 7, 2015, among CACI, CACI, Inc. - Federal and L-3 Communications Corporation (the “NSS Acquisition”), and the incurrence of incremental indebtedness in connection therewith. The terms of the Purchase Agreement were previously described in CACI’s Current Report on Form 8-K dated December 8, 2015.

In addition, the Eighth Amendment amends certain provisions of the Credit Agreement to (1) increase the Applicable Rate under the Credit Agreement when CACI’s Consolidated Total Leverage Ratio exceeds 4.00:1.00; (2) increase the permitted Consolidated Senior Secured Leverage Ratio as of the end of any fiscal quarter to 4.75:1.00 through December 31, 2016, 4.50:1.00 from March 31, 2017 through June 30, 2017 and 4.25:1.00 from September 30, 2017 through March 31, 2018; (3) increase the permitted Consolidated Total Leverage Ratio as of the end of any fiscal quarter to 4.75:1.00 through December 31, 2016; (4) increase the permitted foreign acquisition basket from $100 million and five percent of CACI’s total assets to $200 million and 10 percent of CACI’s total assets; (5) increase the Swing Line Sublimit from $75 million to $100 million; and (6) annualize the effects of the NSS Acquisition on the calculation of Consolidated Fixed Charges.

On February 1, 2016, CACI entered into a first incremental facility amendment (the “First Incremental Amendment”) to the Credit Agreement to provide for a new Tranche A-2 Term Loan in the principal amount of $300 million in connection with the NSS Acquisition.

All other material terms of the Credit Agreement remain the same. Capitalized terms not otherwise defined herein have the meanings set forth in the Credit Agreement, the Eighth Amendment or the First Incremental Amendment.

The foregoing descriptions of the Eighth Amendment and the First Incremental Amendment do not purport to be complete and are qualified in their entirety by the complete text of the Eighth Amendment and First Incremental Amendment which are filed as Exhibits 10.9 and 10.10 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 1, 2016, CACI, together with its subsidiary CACI, Inc. – Federal, completed the previously announced NSS Acquisition pursuant to the terms of the Purchase Agreement and for an aggregate purchase price of $550 million in cash, subject to an adjustment for working capital and certain other items.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement filed as Exhibit 2.1 to CACI’s Current Report on Form 8-K dated December 8, 2015 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In addition to the Tranche A-2 Term Loan described under Item 1.01 of this Current Report on Form 8-K, on February 1, 2016, CACI borrowed an additional $250 million under its revolving credit facility (the “Revolving Loan”) to finance the NSS Acquisition described under Item 2.01 of this Current Report on Form

8-K. The Tranche A-2 Term Loan and the Revolving Loan have the same terms as CACI’s outstanding committed financing under its Credit Agreement.

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Credit Agreement, as amended previously and pursuant to the Eighth Amendment and Incremental Facility Amendment, filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required to be filed under this Item 9.01(a) shall be filed by an amendment to this Form 8-K no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed under this Item 9.01(b) shall be filed by an amendment to this Form 8-K no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit Number	Description
10.1

The Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.1 to CACI’s current report on Form 8-K, filed October 27, 2010).

10.2

Amendment dated May 17, 2011 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.2 to CACI’s current report on Form 8-K, filed May 19, 2011).

10.3

Amendment dated November 18, 2011 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.3 to CACI’s current report on Form 8-K, filed November 22, 2011).

10.4

Amendment dated August 6, 2013 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.4 to CACI’s current report on Form 8-K, filed August 12, 2013).

10.5

Amendment dated October 31, 2013 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.5 to CACI’s current report on Form 8-K, filed November 5, 2013).

10.6

Amendment dated November 15, 2013 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.6 to CACI’s current report on Form 8-K, filed November 18, 2013).

10.7

Amendment dated April 22, 2015 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.7 to CACI’s current report on Form 8-K, filed April 28, 2015).

10.8

Amendment dated May 21, 2015 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.8 to CACI’s current report on Form 8-K, filed May 27, 2015).

10.9*	Eighth Amendment dated January 29, 2016 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks.
10.10*

First Incremental Facility Amendment dated February 1, 2016 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks.

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CACI International Inc

Date: February 3, 2016	By:	/s/ J. William Koegel, Jr.
J. William Koegel, Jr.
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1

The Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.1 to CACI’s current report on Form 8-K, filed October 27, 2010).

10.2

Amendment dated May 17, 2011 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.2 to CACI’s current report on Form 8-K, filed May 19, 2011).

10.3

Amendment dated November 18, 2011 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.3 to CACI’s current report on Form 8-K, filed November 22, 2011).

10.4

Amendment dated August 6, 2013 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.4 to CACI’s current report on Form 8-K, filed August 12, 2013).

10.5

Amendment dated October 31, 2013 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.5 to CACI’s current report on Form 8-K, filed November 5, 2013).

10.6

Amendment dated November 15, 2013 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.6 to CACI’s current report on Form 8-K, filed November 18, 2013).

10.7

Amendment dated April 22, 2015 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.7 to CACI’s current report on Form 8-K, filed April 28, 2015).

10.8

Amendment dated May 21, 2015 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.8 to CACI’s current report on Form 8-K, filed May 27, 2015).

10.9*	Eighth Amendment dated January 29, 2016 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks.
10.10*

First Incremental Facility Amendment dated February 1, 2016 to the Credit Agreement dated October 21, 2010, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks.

* filed herewith